Second Quarter 2006 Earnings Release July 28, 2006 Exhibit 99.3

Earnings Call Agenda
Introduction and Overview
– Chuck Raymond – President & Chief Executive Officer
Commercial and Operations Update
– John Handy – Executive Vice President
Financial Review
– Mark Urbania – Senior Vice President & Chief Financial Officer
Questions and Answers

Forward-Looking Statements
Risks, Uncertainties, Other Factors with Respect to “Forward-Looking
Statements:”
Certain statements contained in this presentation constitute “forward-
looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995.  Such statements that are not of historical fact constitute “forward-looking statements” and, accordingly, involve estimates, assumptions, judgments and
uncertainties.  There are a number of factors that could cause actual results or outcomes to differ materially from those addressed in the
“forward-looking statements”.  Such factors are detailed in the
Horizon Lines, Inc.’s final prospectus filed with the Securities and
Exchange Commission on June 12, 2006.

4 Second Quarter 2006 Earnings Release Chuck Raymond President & Chief Executive Officer Introduction and Overview

Second Quarter Highlights
18   quarter of consecutive adjusted EBITDA growth
Double digit earnings gains
Fleet enhancement strategy ahead of schedule
Customer focus and service efficiency initiative launched
Positive economic outlook for remainder of 2006
Horizon Lines again recognized for service excellence
th

6 Operating Revenue 270.5 289.8 255 265 275 285 295 2005 2006 Second Quarter ($ in Millions) 528.1 564.8 500 510 520 530 540 550 560 570 2005 2006 Six Months ($ in Millions) 7.1% 6.9%

7 Adjusted EBITDA 36.0 40.7 32.0 34.0 36.0 38.0 40.0 42.0 2005 2006 Second Quarter ($ in Millions) 65.4 72.5 60.0 62.0 64.0 66.0 68.0 70.0 72.0 74.0 2005 2006 Six Months ($ in Millions) 13.1% 10.9%

8 Adjusted EPS 0.13 0.21 0.00 0.05 0.10 0.15 0.20 0.25 2005 2006 Second Quarter 0.16 0.28 0.00 0.05 0.10 0.15 0.20 0.25 0.30 0.35 2005 2006 Six Months 75.0% 61.5%

9 Second Quarter 2006 Earnings Release John Handy Executive Vice President Commercial and Operations Update

10 Commercial Highlights Rate/mix improvements more than offset some volume softness Well positioned competitively Economic outlook for remainder of 2006 remains positive

Rate Update Second Quarter 2006
Rate improvement continues and is expected to more than offset modest volume softness in 2006
Refrigerated cargo yields solid mix upgrades in Alaska
Continued gains in higher margin Hawaii cargo and gains in
Guam drive revenue growth
Greater mix of refrigerated cargo and less intermodal volume create revenue and margin improvement in Puerto Rico
Responsible surcharge adjustments maintain fuel cost recovery

Volume Update Second Quarter 2006
Alaska volumes up modestly as delayed construction season
starts
Lingering impact of record rainfall in Hawaii delayed shipping cycles
Puerto Rico volumes affected by the non-essential government service shutdown and tax law changes announced in June
Expanding Government Business
Revenue Containers
(3,002) 78,606 75,604
Variance 2005 2006

Competitive Update Second Quarter 2006
Seasonal deployment in Alaska has prevented significant cargo backlogs during the peak season
Guam competitive deployment changes allow for continued
penetration in the refrigerated, military and freight-all-kinds segments
Tonnage reductions enacted in Puerto Rico to combat market
softness

Economic Outlook - 2006
Look for stable economic conditions in Alaska and Hawaii/Guam, but continued softness in the Puerto Rico economy that could impact volume growth
Focus on offsetting softer volume with mix improvement that still delivers revenue and profitability growth

Operating Highlights
Fleet enhancement initiative ahead of schedule
Comprehensive customer focus and service efficiency program
initiative commenced
Rolling stock replacement program continues with 1,250 new
containers
Strong performance across all key operating metrics
Company extended string of service awards
Wal-Mart “2005 Jones Act Carrier of the Year Award” for the fifth year since 2000

Vessels Delivery and Phase-In Dates
New Transpacific (TP)1 ships delivery dates:
March 2007 Horizon Tiger
May 2007 Horizon Falcon
April 2007 Horizon Eagle
March 2007 Horizon Hawk
November 2006 Horizon Hunter
Current Outlook
Targeted 2007 phase-in dates:
March – Commencement of TP1 ex Asia
April  – Commence new Jones Act Pacific Northwest (PNW) Tacoma-
Oakland-Honolulu service
May – Last new TP1 vessel deployed ex Asia
3Qtr – First C8 to Puerto Rico
Designing 2007 vessel phase-in plan to minimize cost of positioning ships and ramp-up into new network

Horizon Edge Project Introduction
Mission / Vision
Working together to realize better ways to more efficiently serve our customers and add value to our organization.
Project Structure
Utilizing a team of dedicated Horizon Lines employees along with
Celerant Consulting Inc. for project implementation.
The project implementation started in May 2006 and will end in 2008.
Celerant will participate throughout the entire project and their total compensation is determined based upon the savings achieved.
Estimated Benefits Targets
2007 Net Benefits - $13 million
2008 & Beyond Annual Net Benefits - $40 million

Key Operating Metrics
89.0% 87.0% Vessel On-Time Arrivals
(3)
87.0% 89.0% Vessel Utilization
(2)
99.7% 99.6% Vessel Availability
(1)
Second Quarter
2005
Second Quarter
2006
Notes:
(1) Employs a zero departure time delay tolerance
(2) Based upon headhaul direction volume
(3) Employs a zero arrival time delay tolerance

19 Second Quarter 2006 Earnings Release Mark Urbania Senior Vice President & Chief Financial Officer Financial Update

Second Quarter Financial Highlights
Adjusted 2006 Results versus Adjusted 2005
18 consecutive quarters of adjusted EBITDA growth
Operating revenue increased by $19.3 million or 7.1%
Adjusted operating income improved by $5.1 million or 28.0%
Adjusted EBITDA higher by $4.7 million or 13.1%
Adjusted net income increased by $2.6 million or 59.1%
Adjusted earnings per share grew by $.08 or 61.5%

Income Statement Summary – Second Quarter
Adjusted
(1)
($ in Millions)
Actual
($ in Millions)
33,544,170 33,544,170 19,101,778 33,544,170 Shares Outstanding – Basic
$ 4.4 $ 7.0 $ (4.1) $ 6.4 Net Income (Loss) Common Shareholders
-- -- 1.6 -- Preferred Stock Accretion
93.3% 92.0% 95.6% 92.3% Operating Ratio
$ 36.0 $ 40.7 $ 29.3 $ 39.8 EBITDA
$ .13 $ .21 $ (.21) $ .19 Earnings (Loss) Per Share – Basic
4.4 7.0 (2.5) 6.4 Net Income (Loss)
2.8 4.2 1.1 3.9
Income Tax Expense
7.2 11.2 (1.4) 10.3 Pretax Income (Loss)
11.0 12.1 13.4 12.1 Other Expense
18.2 23.3 12.0 22.4 Operating Income
252.3 266.5 258.5 267.4 Operating Expense
$ 289.8
Quarter Ended
June 25, 2006
$ 270.5 $ 270.5 $ 289.8 Operating Revenue
Quarter Ended
June 26, 2005
Quarter Ended
June 26, 2005
Quarter Ended
June 25, 2006
(1)
Adjusted to exclude non-recurring transaction-related expenses associated with a secondary stock offering in 2006 and an initial public stock offering in 2005.

Income Statement Summary – Six Months
Adjusted
(1)
($ in Millions)
Actual
($ in Millions)
33,544,170 33,544,170 18,912,639 33,544,170 Shares Outstanding - Basic
$ 5.5 $ 9.4 $ (13.8) $ 8.8 Net Income (Loss) Common Shareholders
-- -- 3.1 -- Preferred Stock Accretion
94.2% 93.1% 97.0% 93.2% Operating Ratio
$ 65.4 $ 72.5 $ 49.8 $ 71.6 EBITDA
$ .16 $ .28 $ (.73) $ .26 Earnings (Loss) Per Share – Basic
5.5 9.4 (10.7) 8.8 Net Income (Loss)
3.7 6.0 0.3 5.7 Income Tax Expense
9.2 15.4 (10.4) 14.5 Pretax Income (Loss)
21.4 23.8 26.2 23.8 Other Expense
30.6 39.2 15.8 38.3 Operating Income
497.5 525.6 512.3 526.5 Operating Expense
$ 564.8
Six Months
Ended
June 25, 2006
$ 528.1 $ 528.1 $ 564.8 Operating Revenue
Six Months
Ended
June 26, 2005
Six Months
Ended
June 26, 2005
Six Months
Ended
June 25, 2006
(1)
Adjusted to exclude non-recurring transaction-related expenses associated with a secondary stock offering in 2006 and an initial public stock offering in 2005.

Operating Revenue
22.3 11.6 Cargo Mix and Rate Improvement
$ (17.8) $ (9.2) Volume Variance
27.7 15.3 Bunker and Intermodal Fuel Surcharges
Revenue Growth
($ in Millions)
$ 19.3
1.6
Second Quarter
2006
$ 36.7 Total Revenue Increase
4.5 Other / Non-Transportation Revenue
Six Months
2006

Cash Flows
0.3 1.1 Net Proceeds from Sale of Fixed Assets
(1.1) (1.8) Financing/Transaction Costs**
(0.5) -- Distribution  to Holders of Preferred Stock
1.1 -- Sale of Stock
10.4 0.4 Stock Compensation
Cash Flow Summary
($ in Millions)
$ 4.7 $ 2.7 Net Cash Flow
(1.3) (2.6) Debt Repayment*
6.2 6.0 Free Cash Flow
-- (7.4) Dividends
(18.0) (20.4) Interest
-- -- Taxes
(10.0) (12.1) Dry-Dock Expenditures
(2.2) (7.2) Capital Expenditures
(23.8) (18.9) Working Capital
$ 49.8 $ 71.6 EBITDA
Six Months
June 26, 2005
Six Months
June 25, 2006
*Includes open market purchase of 11% Senior Discount Notes
**Includes credit agreement fees and fees associated with IPO/secondary offering

Improving Leverage
3.5x 3.5x LTM Adj. EBITDA  / LTM Interest Expense (b)
78% 78% Debt / Capitalization
3.6x 3.4x Debt / LTM Adj. EBITDA
Credit Statistics:
$ 682.4 $ 685.4 Total Capitalization
151.8 153.0 Equity
--- --- Series A Preferred Stock
530.6 532.4 Total Debt
81.7 84.9 11% Notes (a)
197.0 197.0 9% Notes
251.9 250.5 Total Senior Secured Debt
0.5 0.4 Capital Leases
4.5 4.5 Vessel Mortgages
246.9 245.6 Term Loan
$ --- $ --- Revolver (a)
December 25,
2005
June 25,
2006 ($ in Millions)
(a) Fully accreted balances were $104 million at December 25, 2005 and $102.5 million on June 25, 2006.
(b) Excludes amortization of Financing Fees.  December 25, 2005 and June 25, 2006 LTM Interest Expense are pro forma.

26 2006 Earnings Guidance Year Third Quarter Earnings Guidance ($ in Millions except EPS) $.85 - $.90 $.40 - $.42 EPS $158 - $162 $48 - $51 EBITDA $1,155 - $1,165 $305 - $310 Operating Revenue

27 Financial Appendix

Adjusted Operating Income Results
0.2 0.9 0.2 0.9 Transaction Related Expense
2.7 -- 1.3 -- Lease Buyout
10.4 -- 4.0 -- IPO Restricted Stock Compensation
Adjustments
(a)
Adjusted Operating Income
($ in Millions)
(a)
These charges are not anticipated to recur regularly in the ordinary course of business.
$ 30.6 $ 39.2 $ 18.2 $ 23.3 Adjusted Operating Income
14.8 0.9 6.2 0.9 Total Adjustments
1.5 -- 0.7 -- Management Fees
$ 12.0
Quarter
Ended
June 26, 2005
$ 22.4
Quarter
Ended
June 25, 2006
$ 15.8 $ 38.3 Operating Income
Six Months
Ended
June 26, 2005
Six Months
Ended
June 25, 2006

Adjusted Net Income Results
0.2 0.9 0.2 0.9 Transaction Related Expense
2.7 -- 1.3 -- Lease Buyout
$ 5.5
16.2
(3.4)
4.8
1.5
10.4
$ (10.7)
Six Months
Ended
June 26, 2005
$ 9.4
0.6
(0.3)
--
--
--
$ 8.8
Six Months
Ended
June 25, 2006
(1.7) (0.3) Tax Impact
6.9 0.6 Total Adjustments
0.7 -- Management Fees
4.0 -- IPO Restricted Stock Compensation
Adjusted Net Income
($ in Millions)
$ 4.4 $ 7.0 Adjusted Net Income
2.4 -- Interest Expense Reduction
Adjustments
$ (2.5) $ 6.4 Net Income (Loss)
Quarter
Ended
June 26, 2005
Quarter
Ended
June 25, 2006

Net Income/EBITDA Reconciliation
0.2 0.9 0.2 0.9 Transaction Related Expense
3.5 -- 1.8 -- Lease Buyout
$ 65.4
1.5
10.4
49.8
34.0
0.3
26.2
$ (10.7)
Six Months
Ended
June 26, 2005
$ 72.5
--
--
71.6
33.1
5.7
24.0
$ 8.8
Six Months
Ended
June 25, 2006
0.7 -- Management Fees
4.0 -- IPO Restricted Stock Compensation
Net Income/EBITDA Reconciliation
($ in Millions)
$ 36.0 $ 40.7 Adjusted EBITDA
29.3 39.8 EBITDA
17.3 17.2 Depreciation and Amortization
1.1 3.9 Tax Expense
13.4 12.3 Interest Expense, Net
$ (2.5) $ 6.4 Net Income (Loss)
Quarter
Ended
June 26, 2005
Quarter
Ended
June 25, 2006
Note:  EBITDA is defined as net income plus net interest expense, income taxes, depreciation and amortization.  We believe that EBITDA is a meaningful measure for investors as (i) EBITDA is a component of the measure used by our board of directors and management team to evaluate our operating performance, (ii) the senior credit facility contains covenants that require Horizon Lines Holding Corp. to maintain certain interest expense coverage and leverage ratios, which contain EBITDA  and (iii) EBITDA is a measure used by our management team to make day-to-day operating decisions.

31 Second Quarter 2006 Earnings Release Questions & Answers

33